Convertible Note Payable	8 Months Ended
Oct. 31, 2018
Notes to Financial Statements
Convertible Note Payable

NOTE 9 – CONVERTIBLE NOTE PAYABLE

On October 3, 2018, the Company entered into a Securities Purchase Agreement with Firstfire Global Opportunities Fund, LLC, an accredited investor “Firstfire” pursuant to which the Company issued to Firstfire a   Senior Convertible Promissory Note (“Note”) in the aggregate principal amount of $300,000. The Note The Company received net proceeds of $243,900 after a $24,000 original note discount and $32,100 of financing costs. The Note has a maturity date of October 3, 2019 and the Company has agreed to pay interest on the unpaid principal balance of the Note at the rate of five percent (5%) per annum from the date on which the Note is issued until the same becomes due and payable, whether at maturity or upon acceleration or by prepayment or otherwise. The Company shall have the right to prepay the Note, provided it makes a payment to Firstfire as set forth in the Note.

The outstanding principal amount of the Note is convertible into common stock at the lender’s option at $0.20 per share. The agreements contain down-round protection in the event the Company issues common stock at a lower price. In connection with the agreement, the Company issued detachable warrants to purchase 480,000 shares of the company’s common stock. The warrants have a strike price of $0.3125 and an expiration date of October 3, 2021. The warrants contain down-round protection in the event the Company issues common stock at a lower price.

Accounting Considerations

The Company has accounted for the Note as a financing transaction, wherein the net proceeds that were received were allocated to the financial instrument issued. Prior to making the accounting allocation, the Company evaluated the agreement under ASC 815 Derivatives and Hedging (“ASC 815”). ASC 815 generally requires the analysis embedded terms and features that have characteristics of derivatives to be evaluated for bifurcation and separate accounting in instances where their economic risks and characteristics are not clearly and closely related to the risks of the host contract. The material embedded derivative features consisted of the embedded conversion option and default puts. The conversion option and default puts bear risks of equity which were not clearly and closely related to the host debt agreement and required bifurcation. Current accounting principles that are also provided in ASC 815 do not permit an issuer to account separately for individual derivative terms and features that require bifurcation and liability classification. Rather, such terms and features must be and were bundled together and fair valued as a single, compound embedded derivative. Additionally the warrants required classification as derivative liabilities.

Based on the previous conclusions, the Company allocated the cash proceeds first to the derivative components at its fair value with the residual allocated to the host debt contract, as follows:

Allocation
Compound embedded derivative	$408,373
Derivative warrants	128,544
Day-one derivative loss	(260,917)
Financing fees	(32,100)
Net proceeds	$(243,900)

The net proceeds of $243,900 were allocated to the compound embedded derivative and derivative warrants. This resulted in a day-one derivative loss of $260,917. Due to the 100% discount of the note, the net carrying value on the balance sheet was zero upon inception. The Note will be amortized up to its face value of $300,000 over the life of Note based on an effective interest rate. Amortization expense for the period amounted to $8,313. The carrying value of the Note as of October 31, 2018 amounted to $8,313.